                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                         DATE OF REPORT: MARCH 24, 1998

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                         CHECKFREE HOLDINGS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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    Delaware                         0-26802                   58-2360335
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(STATE OR OTHER               (COMMISSION FILE NO.)       (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

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                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (770) 441-3387
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

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                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.           OTHER EVENTS

         On March 24, 1998, CheckFree Holdings Corporation, a Delaware corporation ("CheckFree"), announced the sale of its Item Processing business and software products to CONIX Systems, Inc. of Houston, Texas (the "Transaction"). Terms of the agreement were not disclosed.

         CheckFree's press release issued March 24, 1998 regarding the Transaction is attached as an exhibit to this report and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

             Exhibit No.                        Description

                 99 Press release of CheckFree Holdings Corporation issued March 24, 1998, regarding the Transaction.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CHECKFREE HOLDINGS CORPORATION


Date:  April 3, 1998                  By:  /s/ James S. Douglass
                                         ------------------------
                                          James S. Douglass, Executive Vice
                                          President and Chief Financial Officer

                                  EXHIBIT INDEX


             Exhibit No.                        Description

                 99 Press release of CheckFree Holdings Corporation issued March 24, 1998, regarding the Transaction.

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